Exhibit 32.1

Certification Pursuant to 18 U.S.C. §1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Natural Gas Services Group, Inc.  (the “Company”) on Form 10-K/A for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Stephen C. Taylor, the Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Natural Gas Services Group, Inc.

Date: June 8, 2007	By:	/s/Stephen C. Taylor
Stephen C. Taylor
Chairman of the Board of Directors, Chief Executive Officer and President
(Principal Executive Officer)